                                                        EXHIBIT 21 - MARCH 18, 1994
                                                                         PERCENTAGE
                                                                          OF VOTING
                                                                         SECURITIES
                                                        JURISDICTION       OWNED BY
                                                         UNDER WHICH      IMMEDIATE
NAME                                                      ORGANIZED      PARENT (%)   IMMEDIATE PARENT
Domestic:
The Interpublic Group of Companies, Inc.                Delaware            -         -
  (Registrant)
Dailey & Associates                                     California          100       Registrant
International Business Services, Inc.                   California          100       Infoplan International, Inc.
North Light, Ltd.                                       California          100       Dailey & Associates
The Phillips-Ramsey Co.                                 California          100       Registrant
McLaughlan Mohr Massey, Inc.                            California          100       Lowe SMS Ltd.
McCann-Erickson Event Marketing, Inc.                   Colorado            100       McCann-Erickson USA, Inc.
Business Science Research Corporation, Inc.             Delaware            100       Registrant
Asset Recovery Group, Inc.                              Delaware            100       Registrant
Healthcare Capital, Inc.                                Delaware            100       McCann Healthcare, Inc.
Infoplan International, Inc.                            Delaware            100       Registrant
Interpublic Television, Inc.                            Delaware            100       Registrant
LFS, Inc.                                               Delaware            100       Registrant
Lintas Campbell-Ewald Company                           Delaware            100       Registrant
Lintas, Inc.                                            Delaware            100       Registrant
Lintas USA, Inc.                                        Delaware            100       Registrant
Jack Tinker Advertising, Inc.                           Delaware            100       Registrant
McCann-Erickson USA, Inc.                               Delaware            100       Registrant
McCann-Erickson Corporation (International)             Delaware            100       Registrant
McCann-Erickson Corporation (S.A.)                      Delaware            100       Registrant
McCann-Erickson (Paraguay) Co.                          Delaware            100       Registrant
McCann-Erickson Worldwide, Inc.                         Delaware            100       Registrant
McCann Healthcare, Inc.                                 Delaware            100       McCann-Erickson USA, Inc.
The Lowe Group, Inc.                                    Delaware            100       Deo Nederland B.V.
McLaughlan Mohr Massey, Inc.                            Delaware            100       Lowe SMS Ltd.
Benito Advertising, Inc.                                Florida             100       LFS, Inc.
Quest & Associates, Inc.                                Kansas              100       Registrant

                                                                            - 1 -
PAGE

ZML Software Systems, Inc.                              Kentucky            100       McCann-Erickson USA, Inc.
Lintas Marketing Communications, Inc.                   Michigan            100       Registrant
Interpublic, Inc.                                       New Jersey          100       Registrant
Fremantle International Inc.                            New York             80       Registrant
McCann Direct, Inc.                                     New York            100       Registrant
The Gotham Group, Inc.                                  New York            100       Registrant
McCann-Erickson Marketing, Inc.                         New York            100       Registrant
Lowe & Partners Inc.                                    New York            100       Lowe International Limited (80%)
                                                                                       and Lowe Worldwide Holdings
                                                                                       B.V. (20%)
LCF&L, Inc.                                             New York                      The Lowe Group, Inc. (99.9%) and
                                                                                        GDL, Inc. (.1%)
Goldschmidt Dunst & Lawson Corp.                        New York            100       The Lowe Group, Inc.
GDL, Inc.                                               New York            100       The Lowe Group, Inc.(100% of
                                                                                        Common Stock) and Goldschmidt
                                                                                        Dunst & Lawson Corp. (100% of
                                                                                        Preferred Stock)
Scali, McCabe, Sloves, Inc.                             New York            100       Registrant
Long Haymes Carr Lintas, Inc.                           North Carolina      100       Registrant
Fahlgren Inc.                                           Ohio                100       Lintas, Inc.
The Martin Agency, Inc.                                 Virginia             91       Scali, McCabe, Sloves, Inc.
Alan S. Newman Associates, Inc.                         Virginia            100       The Martin Agency, Inc.
The Stenrich Group Inc.                                 Virginia            100       The Martin Agency, Inc.
Cabell Eanes, Inc.                                      Virginia            100       The Martin Agency, Inc.

Foreign:
Interpublic S.A. de Publicidad                          Argentina           100       Registrant
Lintas Proprietary Limited                              Australia
                                                        (New South Wales)   100       Registrant
Lintas Communications Pty. Limited                      Australia
                                                        (New South Wales)   100       Lintas Proprietary Limited
Underline Design Group Pty. Limited                     Australia            51       Lintas Communications Pty.
                                                                                        Limited
McCann-Erickson Advertising Pty. Limited                Australia
                                                        (New South Wales)   100       Registrant
Sales Communications International Pty. Limited         Australia
                                                        (New South Wales)   100       McCann Erickson Advertising Pty.
                                                                                       Ltd.
Merchant and Partners (Sydney) Pty. Ltd.                Australia           100       Merchant and Partners Australia
                                                                                       Pty. Limited
Merchant and Partners Australia Pty. Limited            Australia           100       Registrant

                                                                            - 2 -
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
Lintas Melbourne Proprietary Limited                    Australia
                                                        (Victoria)          100       Lintas Proprietary Limited
Initiatives Media Werbemittlung Ges. m.b.H.             Austria             100       Lintas Werbeagentur Gesellschaft
                                                                                        m.b.H.
Lintas Werbeagentur Gesellschaft m.b.H.                 Austria             100       Registrant
McCann-Erickson Gesellschaft m.b.H.                     Austria             100       Registrant
PCS Werbeagentur Ges. m.b.H.                            Austria             100       Lintas Werbeagentur Gesellschaft
                                                                                        m.b.H.
Campbell Ewald Werbeagentur Ges.m.b.H.                  Austria             100       Lowe Worldwide Holdings B.V.
Initiative Media Brussels S.A.                          Belgium             100       Lintas Brussels S.A. (96%) and
                                                                                        Initiatives Media (a French
                                                                                        corporation) (4%)
Programming Media International-PMI S.A.                Belgium             100       Registrant
Initiative Media International S.A.                     Belgium             100       Lintas Holding B.V.
McCann-Erickson Co. S.A.                                Belgium             100       Registrant
Lintas Brussels S.A.                                    Belgium             100       Lintas Holding B.V.
Universal Media, S.A.                                   Belgium             100       Registrant
A.C.E. Advertising Creation Marketing N.V.              Belgium             100       Lintas Brussels S.A.
De Roeck En Heering P.R. Consultants N.V.               Belgium             100       Lintas Brussels S.A.
Lowe Troost S.A.                                        Belgium              95       Lowe Worldwide Holdings B.V.
Lowe Communication Group Belgium S.A.                   Belgium             100       Lowe Troost S.A. (99%) Lowe
                                                                                       Worldwide Holdings B.V. (1%)
Direct Creations S.A.                                   Belgium              51       Lowe Troost S.A.
Triad Assurance Limited                                 Bermuda             100       Registrant
Interpublic Publicidade e Pesquisas                     Brazil              100       International Business Services,
  Sociedade Limitada                                                                   Inc.
McCann-Erickson Publicidade Ltda.                       Brazil              100       Registrant
MPM Lintas Communicacoes Ltda.                          Brazil              98.75     Registrant
PPA Profissionais de Promocao Associados Ltda.          Brazil              100       MPM Lintas Communicacoes Ltda.
Harrod & Mirlin, Inc.                                   Canada              100       Registrant (61.5%) and McCann
                                                                                        -Erickson Advertising of
                                                                                        Canada Ltd. (38.5%)
McCann-Erickson Advertising of Canada Ltd.              Canada (Federal)    100       Registrant
MacLaren Lintas Inc.                                    Canada (Federal)    100       Registrant
Promaction Corporation                                  Canada              100       McCann-Erickson Advertising of
                                                                                       Canada
Lowe SMS Ltd.                                           Canada              100       Lowe Worldwide Holdings B.V.
                                                                                        (43%) and Scali, McCabe,
                                                                                        Sloves, Inc. (57%)
West-Can Communications Ltd.                            Canada              100       Scali, McCabe, Sloves,Inc.
C.L.A. Commercial Productions, Ltd.                     Canada              100       West Can Communications Ltd.
Show & Tell Studios Inc.                                Canada              100       West Can Communications Ltd.
All Media Translations Inc.                             Canada              100       West Can Communications Ltd.

                                                                            - 3 -
PAGE

McCann-Erickson S.A. de Publicidad                      Chile               100       Registrant
Lintas Chile S.A.                                       Chile               100       Lintas Holding B.V.
Harrison Publicidad De Colombia S.A.                    Colombia            100       Registrant
McCann-Erickson Centroamericana                         Costa Rica          100       Registrant
  (Costa Rica) Ltda.
Jadran/McCann-Erickson Limited                          Croatia             100       McCann-Erickson International
                                                                                        GmbH
McCann-Erickson Prague                                  Czech Republic      100       McCann-Erickson International
                                                                                       GmbH
Lintas Praha Spol. s.r.o.                               Czech Republic      100       Lintas Deutschland GmbH
Milvang/GR2 A/S                                         Denmark             100       Lintas Danmark A/S
Signatur APS                                            Denmark             100       Lintas Danmark A/S
Lintas Danmark A/S                                      Denmark             100       Lintas Holding B.V.
McCann-Erickson A/S                                     Denmark             100       Registrant
Pool Media International Aps                            Denmark             100       Registrant
McCann-Erickson Dominicana, S.A.                        Dominican Republic  100       Registrant
McCann-Erickson (Ecuador) Publicidad S.A.               Ecuador              96       McCann-Erickson Corporation
                                                                                        (International)
McCann-Erickson Centro Americana                        El Salvador         100       Registrant
  (El Salvador) S.A.
Artel Studios Limited                                   England             100       Stowe, Bowden, Wilson Limited
The Below the Line Agency Limited                       England             100       Interpublic Limited
Bureau of Commercial Information Limited                England             100       Registrant
Bureau of Commercial Research Limited                   England             100       Registrant
CM Lintas International Ltd.                            England             100       Interpublic Limited
Epic (Events & Programming International                England             100       Interpublic Limited
  Consultancy) Limited
H.K. McCann Limited                                     England             100       McCann Erickson Advertising
                                                                                        Limited
Initiative Media Limited                                England             100       Interpublic Limited
Interpublic Limited                                     England             100       Registrant
Fieldplan Ltd.                                          England             100       Interpublic Limited
Interpublic Pension Fund Trustee                        England             100       Interpublic Limited
  Company Limited
Lintas International Limited                            England             100       Interpublic Limited
Lintas Overseas Limited                                 England             100       Interpublic Limited
Lintas Superannuation Trustees Limited                  England             100       Lintas International Limited
Talbot Television Limited                               England             100       Fremantle International Inc.
Lintas W.A. Limited                                     England             100       Interpublic Limited
Still Price Court Twivy D'Souza                         England             100       Interpublic Limited
  Lintas Group Limited

                                                                            - 4 -
PAGE

Still Price Court Twivy D'Souza Lintas                  England             100       Still Price Court Twivy D'Souza
  Limited                                                                               Lintas Group Limited
Initiative Media London Limited                         England             99.5      Still Price Court Twivy D'Souza
                                                                                        Lintas Group Limited
Brilliant Pictures Limited                              England             100       Still Price Court Twivy D'Souza
                                                                                        Lintas Group Limited
Lintas Supplementary Pension Trustees Limited           England             100       Lintas International Limited
Matter of Fact Communications Limited                   England             100       McCann-Erickson Bristol Limited
Orkestra Ltd.                                           England             100       Interpublic Limited
Adware Systems Limited                                  England             100       Orkestra Limited
McCann Communications Limited                           England             100       Interpublic Limited
McCann-Erickson Advertising Limited                     England             100       Interpublic Limited
McCann-Erickson Bristol Limited                         England             100       McCann-Erickson United Kingdom
                                                                                        Limited
McCann-Erickson Central Limited                         England             100       McCann-Erickson United Kingdom
                                                                                        Limited
McCann-Erickson United Kingdom Limited                  England             100       Interpublic Limited
McCann-Erickson Manchester Limited                      England             100       McCann-Erickson United Kingdom
                                                                                        Limited
McCann Properties Limited                               England             100       McCann-Erickson United Kingdom
                                                                                        Limited
The Howland Street Studio Ltd.                          England             100       Interpublic Limited
Coachouse Ltd.                                          England             100       McCann-Erickson Manchester
                                                                                        Limited
Salesdesk Limited                                       England             100       Orkestra Ltd.
Stowe, Bowden, Wilson Limited                           England             100       McCann-Erickson United Kingdom
                                                                                        Limited
Universal McCann Limited                                England             100       Interpublic Limited
Lowe International Limited                              England             100       Interpublic Limited
The Brompton Group Ltd.                                 England             100       Lowe International Limited
Brompton Advertising Ltd.                               England             100       The Brompton Group Ltd.
Brompton Promotions Ltd.                                England             100       The Brompton Group Ltd.
Hamilton Wright Ltd.                                    England             100       Lowe International Limited
Orbit International (1990) Ltd.                         England             100       Lowe International Limited
Lowe Howard-Spink Ltd.                                  England             100       Lowe International Limited
International Poster Management Ltd.                    England             100       Interpublic Limited
Tavistock Advertising Limited                           England             100       Lowe International Limited
Allen Brady & Marsh Ltd.                                England             100       Tavistock Advertising Limited
Poundhold Ltd.                                          England             100       Lowe International Limited
Colourwatch Ltd.                                        England             100       Lowe International Limited
Kenlarton Ltd.                                          England             100       Lowe International Limited
S.C. Advertising (UK) Limited                           England             100       Lowe International Limited

                                                                            - 5 -
PAGE

Colourwheel Limited                                     England             100       Lighthold Limited
Face Photosetting Ltd.                                  England             100       Smithfield Lease Limited
Smithfield Lease Limited                                England             100       Lowe International Limited
Two Six Seven Limited                                   England             100       Lowe International Limited
Lighthold Limited                                       England             100       Lowe International Limited
ABM Kershaw Limited                                     England             100       Lowe International Limited
The Lowe Group Limited                                  England             100       Lowe International Limited
Relationship Marketing Limited                          England             100       Lowe International Limited
The Results Machine Limited                             England             100       Lowe International Limited
LHSB Management Services Ltd.                           England             100       Lowe International Limited
Lowe & Howard-Spink Media Limited                       England             100       Lighthold Limited
The Lowe Group Nominees Ltd.                            England             100       Lowe International Limited
Impulse International Oy                                Finland             100       Lintas Oy
Lintas Oy                                               Finland             100       Lintas Holding B.V.
Lintas Make Direct Oy                                   Finland             100       Lintas Oy
Lintas Service Oy                                       Finland             100       Lintas Oy
Womena-Myynninvauhdittajat Oy                           Finland             100       Oy Liikemainonta-McCann AB
Oy Liikemainonta-McCann AB                              Finland             100       Registrant
McCann-Pro Oy                                           Finland             100       Oy Liikemainonta-McCann AB
Mainostoinisto Womena - McCann Oy                       Finland             100       Registrant
PMI - Mediaporssi Oy                                    Finland              66       Oy Liikemainonta-McCann AB (33%)
                                                                                       and Lintas Oy (33%)
Lowe Brindfors Oy                                       Finland             100       Lowe Scandinavia AB
Brindfors Production Oy                                 Finland             100       Lowe Brindfors Oy
E.C. Television/Paris, S.A.                             France              100       France C.C.P.M.
France C.C.P.M.                                         France              100       Lintas Holding B.V.
Initiatives Media Paris                                 France              100       France C.C.P.M.
Initiative Media International S.A.                     France              100       Lintas Holding B.V.
JSC McCann Direct                                       France               75       McCann-Erickson (France)
McCann - Promotion S.A.                                 France              99.8      McCann-Erickson (France)
Lintas-Paris                                            France              100       France C.C.P.M.
McCann-Erickson (France)                                France              100       Registrant
McCann-Erickson (Paris) S.A.                            France              100       McCann-Erickson (France)
SP3 Conseil S.A.                                        France              100       SP3 S.A.
Creation Sarl                                           France              97.5      SP3 S.A.
Fab + S.A.                                              France              99.4      SP3 S.A.
Infernal Sarl                                           France              100       SP3 S.A.
SP3 Conseils Paris S.A.                                 France              99.8      SP3 S.A.
SP3 Lyon S.A.                                           France               95       SP3 S.A.
SP3 S.A.                                                France              100       McCann-Erickson (France)
Delacroix et Gervasi S.A.                               France              100       SP3

                                                                            - 6 -
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
McCann Rhone Alpes S.A.                                 France              100       McCann-Erickson (France)
Delacroix S.A.                                          France              60.1      McCann-Erickson (France)
Publi Media Service                                     France               50       Owned in quarters by McCann,
                                                                                        Lintas agencies in France,
                                                                                        Publicis and Idemedia
Sprint S.A.                                             France              100       France C.C.P.M.
Universal Media S.A.                                    France              100       McCann-Erickson (France)
Lowe Quadrillage et Associes S.A.                       France              100       Lowe Worldwide Holdings B.V.
Audour, Soum, Larue/Scali, McCabe, Sloves, S.A.         France               60       Scali, McCabe, Sloves, Inc.
Initiativ Media GmbH                                    Germany             100       Lintas Deutschland GmbH
Initiativ Verkaufsforderung GmbH                        Germany             100       Lintas Hamburg GmbH
Interpublic GmbH                                        Germany             100       Registrant
Krakow McCann-Erickson GmbH                             Germany             100       McCann-Erickson Deutschland GmbH
Lintas Deutschland GmbH                                 Germany             100       Registrant
Lintas Direct GmbH                                      Germany             100       Lintas Deutschland GmbH
Lintas Frankfurt GmbH                                   Germany             100       Lintas Hamburg GmbH
Lintas Hamburg GmbH                                     Germany             100       Lintas Deutschland GmbH
Lintas S Sales Communications GmbH                      Germany             100       Lintas Deutschland GmbH
Max W.A. Kamer GmbH                                     Germany             100       Lintas Deutschland GmbH
Baader-Lang-Behnken GmbH                                Germany              75       Lintas Deutschland GmbH
Creative Media Services GmbH                            Germany             100       Lintas Deutschland GmbH
McCann Direct GmbH Agentur fuer Direktmarketing         Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson (International) GmbH                    Germany             100       Registrant
McCann-Erickson Deutschland GmbH                        Germany             100       McCann-Erickson (International)
                                                                                       GmbH
McCann-Erickson Scope GmbH                              Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Frankfurt GmbH                          Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Hamburg GmbH                            Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Nurnberg GmbH                           Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Service GmbH                            Germany             100       McCann-Erickson Deutschland GmbH
McCann-Promotion GmbH                                   Germany             100       McCann-Erickson Deutschland GmbH
Universalcommunication Media Intensiv GmbH              Germany             100       Interpublic GmbH
McCann Healthcare Pharma Kommunikation GmbH             Germany             100       McCann-Erickson Deutschland GmbH
McCann-Erickson Management Property GmbH                Germany             100       McCann-Erickson Deutschland GmbH
                                                                                        (80%) Interpublic GmbH (20%)
Typo-Wenz Artwork GmbH                                  Germany             100       Interpublic GmbH
Unterstuetzungskasse der H.K.                           Germany             100       McCann-Erickson (International)
  McCann Company mbH                                                                    GmbH
Lowe & Partners GmbH Dusseldorf                         Germany             100       Lowe Worldwide Holdings B.V
                                                                                        (75%) and Registrant (25%)
Heinrich Hoffman & Partner GmbH                         Germany             100       Lowe & Partners GmbH Frankfurt

                                                                            - 7 -
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
Lowe & Partners GmbH Frankfurt                          Germany             100       Lowe & Partners GmbH Dusseldorf
Adplus GmbH                                             Germany             100       Lowe & Partners GmbH Frankfurt
K&S Werbeagentur Marketing und Consulting GmbH          Germany             100       Adplus GmbH
Lowe & Partners GmbH Hamburg                            Germany             100       Lowe & Partners GmbH Dusseldorf
Fremantle (Deutschland) Fernsehproduktions GmbH         Germany             100       Fremantle International, Inc.
McCann-Erickson (Hellas) L.L.C.                         Greece              100       Registrant
Universal Media Greece                                  Greece              100       McCann-Erickson (International)
                                                                                        GmbH
Lintas Worldwide Advertising (Hellas) L.L.C.            Greece              100       Interpublic Limited
Sprint Advertising S.A.                                 Greece               51       Fieldplan Limited
Initiative Media Advertising S.A.                       Greece              100       Fieldplan Limited
Fremantle Hellas                                        Greece               95       Talbot Television Limited
Publicidad McCann-Erickson Centroamericana              Guatemala           100       Registrant
  (Guatemala), S.A.
McCann-Erickson Centroamericana S. de R.L.              Honduras            100       Registrant
  (Honduras)
Interpublic (China) Limited                             Hong Kong           100       Registrant
Lintas Hong Kong Limited                                Hong Kong           100       Lintas Holding B.V.
Infoplan (Hong Kong) Limited                            Hong Kong           100       McCann-Erickson (HK) Limited
McCann-Erickson (HK) Limited                            Hong Kong           100       Registrant
McCann-Erickson Interpress International                Hungary             100       Registrant
  Advertising Agency Ltd.
Lintas Budapest Reklam es Marketing                     Hungary              90       Lintas Deutschland GmbH
  Kommunicacios Kft
Centro Media Planning-Buying-Booking S.r.l.             Italy               100       Lintas Milano S.p.A.
Harrison McCann S.r.l.                                  Italy               100       McCann-Erickson Italiana S.p.A.
Lintas Milano S.p.A.                                    Italy               100       Lintas Holding B.V.
McCann-Erickson Italiana S.p.A.                         Italy               100       Registrant
McCann Marketing Communications S.p.A.                  Italy               100       McCann-Erickson Italiana S.p.A.
Spring S.r.l.                                           Italy               100       Lintas Milano S.p.A.
Pool Media International (P.M.I.) S.r.l.                Italy               100       Registrant (95%) and Business
                                                                                       Science Research Corp (5%)
Universal Media S.r.l.                                  Italy               100       McCann-Erickson Italiana S.p.A.
Universal S.r.l.                                        Italy               100       McCann-Erickson Italiana S.p.A.
Pirella Gottsche Lowe S.p.A.                            Italy                90       Lowe Worldwide Holdings B.V.
De Toffel & PG S.r.l.                                   Italy               100       Pirella Gottsche Lowe S.p.A.
Europa Immagine & Comunicazione Srl                     Italy               100       Pirella Gottsche Lowe S.p.A.
Lintas - Abidjan                                        Ivory Coast          67       France C.C.P.M.
McCann-Erickson (Jamaica) Limited                       Jamaica             100       Registrant
Cato Design, Inc.                                       Japan                51       McCann-Erickson Worldwide, Inc.
Hakuhodo Lintas K.K.                                    Japan                50       Registrant

                                                                            - 8 -
PAGE

McCann-Erickson Hakuhodo Inc.                           Japan               100       Registrant
Lintas Japan K.K.                                       Japan               100       Lintas Nederland B.V.
McCann-Erickson (Kenya) Limited                         Kenya                73       Registrant
McCann-Erickson (Malaysia) Sdn. Bhd.                    Malaysia            100       Registrant
Mutiara-McCann (Malaysia) Sdn. Bhd.                     Malaysia             79       Registrant
Lintas Worldwide (Malaysia) Sdn. Bhd.                   Malaysia            100       Registrant
Initiative Media (M) Sdn. Bhd.                          Malaysia            100       Lintas Worldwide (Malaysia) Sdn.
Universal Communication Sdn. Bhd.                       Malaysia            100       McCann-Erickson (Malaysia) Sdn.
                                                                                        Bhd.
Lintas Direct S.A. de C.V.                              Mexico              100       Registrant
Corporacion Interpublic Mexicana, S.A. de C.V.          Mexico              100       Registrant and Inversionistas
                                                                                        Asociados, S.A. de C.V.
Inversionistas Asociados, S.A. de C.V.                  Mexico              100       Registrant
Lintas Mexico S.A. de C.V.                              Mexico              100       Registrant
Lintas Worldwide Namibia (Pty) Limited                  Namibia             100       Fieldplan Ltd.
Data Gold B.V.                                          Netherlands         100       IPG Nederland B.V.
Initiative Media B.V.                                   Netherlands         100       Lintas Nederland B.V.
IPG Nederland B.V.                                      Netherlands         100       Registrant
Lintas Direct B.V.                                      Netherlands          80       Lintas Nederland B.V.
Lintas Holding B.V.                                     Netherlands         100       Registrant
Lintas Nederland B.V.                                   Netherlands         100       IPG Nederland B.V.
McCann-Direct B.V.                                      Netherlands         100       McCann-Erickson (Nederland) B.V.
McCann-Erickson (Nederland) B.V.                        Netherlands         100       IPG Nederland B.V.
McCann-Erickson Industrieel B.V.                        Netherlands         100       McCann-Erickson (Nederland) B.V.
P. Strating Promotion B.V.                              Netherlands         100       IPG Nederland B.V.
Reclame-Adviesbureau Via B.V.                           Netherlands         100       IPG Nederland B.V.
Programming Media International B.V.                    Netherlands         100       Registrant
Universal Media B.V.                                    Netherlands         100       IPG Nederland B.V.
Zet Zet B.V.                                            Netherlands         100       Data Gold B.V.
Lowe Worldwide Holdings B.V.                            Netherlands         100       Poundhold Ltd.
Lowe International Holdings B.V.                        Netherlands         100       Registrant
Deo Nederland B.V.                                      Netherlands         100       Lowe Worldwide Holdings B.V.
Lowe Kuiper & Schouten B.V.                             Netherlands         100       Lowe Worldwide Holdings B.V.
Lowe Europa B.V.                                        Netherlands         100       Lowe Worldwide Holdings B.V.
Lintas (NZ) Limited                                     New Zealand         100       Registrant
McCann-Erickson Limited                                 New Zealand         100       Registrant
Universal Media Limited                                 New Zealand         100       McCann-Erickson Limited
McCann-Erickson Belfast Limited                         Northern Ireland    100       McCann-Erickson United Kingdom
                                                                                        Limited
McCann-Erickson A/S                                     Norway              100       Registrant
Universal Media A/S                                     Norway              100       McCann-Erickson A/S

                                                                            - 9 -
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
McCann Production A/S                                   Norway              100       McCann-Erickson A/S
JBR Reklamebyra A/S                                     Norway              100       McCann-Erickson A/S
JBR Filialen A/S                                        Norway              100       JBR Reklamebyra A/S
JBR Film A/S                                            Norway              100       JBR Reklamebyra A/S
JBR Invest A/S                                          Norway              100       JBR Reklamebyra A/S
Lowe Brindfors A/S                                      Norway               90       Lowe Scandinavia AB
McCann-Erickson de Panama, S.A.                         Panama              100       Registrant
Universal Ideas S.A.                                    Panama              100       McCann-Erickson de Panama, S.A.
Conte/McCann-Erickson de Panama S.A.                    Panama               51       McCann-Erickson de Panama, S.A.
McCann-Erickson (Paraguay) Company                      Paraguay            100       McCann-Erickson (Paraguay) Co.
                                                                                        (Delaware)
McCann-Erickson Guangming Advertising Limited           People's Republic    51       McCann-Erickson Worldwide
                                                          of China
McCann-Erickson Corporacion Publicidad S.A.             Peru                100       Registrant
McCann Group of Companies, Inc.                         Philippines         100       Registrant
ITI McCann-Erickson International Advertising           Poland               51       McCann-Erickson International
                                                                                        GmbH
Lintas Warszawa                                         Poland              100       Lintas Deutschland GmbH
Lintas, Agencia Internacional de                        Portugal            100       Lintas Holding B.V.
  Publicidade, Ltda.
Inciativas De Meios-Actividades Publicitarias,          Portugal             98       Lintas, Agencia Internacional de
  Limitada                                                                              Publicidade, Ltda.
McCann-Erickson/Portugal Limitada                       Portugal            100       Business Science Research
                                                                                        Corporation
Universal Media Publicidade, Limitada                   Portugal            100       McCann-Erickson/Portugal
                                                                                        Limitada
Lowe Portuguesa Publicidade a Estudios de
  Mercado, S.A.                                         Portugal            100       Lowe Worldwide Holdings B.V.
Fremantle Portugal, Producoes Televisas, LDA            Portugal            100       Talbot Television Limited (95%)
                                                                                        and Fremantle International,
                                                                                        Inc. (5%)
Lintas Puerto Rico, Inc.                                Puerto Rico         100       Lintas, Inc.
McCann-Erickson, Limited                                Republic of Ireland 100       Registrant
McCann-Erickson Moscow                                  Russia              100       McCann-Erickson International
                                                                                        GmbH
McCann-Erickson Scotland Limited                        Scotland            100       McCann-Erickson United Kingdom
                                                                                        Limited
McCann-Erickson (Singapore) Private Limited             Singapore           100       Registrant
Lintas Worldwide (Singapore) Private Limited            Singapore           100       Registrant
McCann-Erickson South Africa (Pty.)                     South Africa        100       Registrant
  Ltd. ("McCann Group")
                                                                            - 10 -
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
McCann Cape Town (Proprietary) Limited                  South Africa        100       McCann Group
McCann Durban (Proprietary) Limited                     South Africa        100       McCann Group
McCann International (Proprietary) Limited              South Africa        100       McCann Group
Media Solutions (Proprietary) Limited                   South Africa        100       McCann Group
Universal Media (Proprietary) Limited                   South Africa        100       McCann Group
McCannix Proprietary Limited                            South Africa        100       McCann-Erickson Johannesburg
                                                                                        (Proprietary) Limited
McCann South Africa Proprietary Limited                 South Africa        100       McCann-Erickson Johannesburg
                                                                                        (Proprietary) Limited
McCann-Erickson Johannesburg (Proprietary)              South Africa        100       McCann-Erickson South Africa
  Limited                                                                               (Proprietary) Limited
Media Initiative (Proprietary) Limited                  South Africa        100       Lintas (Proprietary) Limited
Lintas (Proprietary) Limited                            South Africa        100       Lintas Holding B.V. (76%)
                                                                                        Registrant (24%)
McCann-Erickson, Inc.                                   South Korea          51       McCann-Erickson Marketing, Inc.
Lintas Korea, Inc.                                      South Korea         100       Registrant
Clarin, S.A.                                            Spain               100       McCann-Erickson S.A.
Events & Programming International                      Spain               100       Registrant
  Consultancy, S.A. (EPIC)
Cinestar S.A.                                           Spain               100       Clarin, S.A.
Encuadre S.A.                                           Spain                67       Clarin, S.A.
Iniciativas de Medios, S.A.                             Spain               100       Lintas, S.A.
Lintas S.A.                                             Spain               100       Lintas Holding B.V.
McCann-Erickson S.A.                                    Spain               100       Registrant
McCann-Erickson Barcelona S.A.                          Spain               100       Registrant
Pool Media International S.A.                           Spain               100       Registrant
Universal Media S.A.                                    Spain               100       McCann-Erickson S.A.
Lowe Dospordos S.A.                                     Spain               83.7      Lowe Worldwide Holdings B.V.
Lowe FMS S.A.                                           Spain               100       Lowe Worldwide Holdings B.V.
Lowe MBAC S.A.                                          Spain               100       Lowe Worldwide Holdings B.V.
RZR/Scali, McCabe, Sloves, S.A.                         Spain                80       Scali, McCabe, Sloves, Inc.
Fremantle de Espana S.L.                                Spain               100       Fremantle International Inc.
AB Lintas Shoppen                                       Sweden              100       Lintas AB
McCann-Erickson AB                                      Sweden              100       Registrant
Lintas AB                                               Sweden              100       Lintas Holding B.V.
Werne & Co. Annonsbyra I Malmoe AB                      Sweden              100       McCann-Erickson AB
Werne & Co. Annonsbyra AB                               Sweden              100       McCann-Erickson AB
Ronnberg & Co. A.B.                                     Sweden              100       McCann-Erickson AB
PMI Initiative Universal Media AB                       Sweden              100       Lintas AB (50%)
                                                                                      McCann-Erickson AB (50%)

                                                                            - 11 -
PAGE

Lowe Scandinavia AB                                     Sweden              100       Interpublic Svenska AB (66.9%)
                                                                                        and Brindfors Intressenter
                                                                                        Invest AB  (33.1%)
Brindfors Intressenter Invest AB                        Sweden              100       Interpublic Svenska AB
Interpublic Svenska AB                                  Sweden              100       Lowe International Holdings B.V.
Lowe Brindfors AB                                       Sweden              100       Lowe Scandinavia AB
Lowe Brindfors Annonsbyra AB                            Sweden              100       Lowe Scandinavia AB
Boxer Film Produktion AB                                Sweden              100       Lowe Scandinavia AB
Ulla Andersson Mediaaktiebolag                          Sweden               85       Lowe Scandinavia AB
Message Mediaformedling AB                              Sweden              100       Lowe Scandinavia AB
Boisen & Partners Annonsbyra AB                         Sweden              100       Lowe Scandinavia AB
Lintas A.G.                                             Switzerland         100       Lintas Holding B.V.
Max W.A. Kamer AG                                       Switzerland         100       Lintas Deutschland GmbH
McCann-Erickson S.A.                                    Switzerland         100       Registrant
McCann-Erickson Services S.A.                           Switzerland         100       Registrant
P.C.M. Marketing AG                                     Switzerland         100       Lintas Deutschland GmbH
Pool Media-PMI S.A.                                     Switzerland         100       Registrant
Unimedia S.A.                                           Switzerland         100       Registrant
Lintas Taiwan Limited                                   Taiwan              100       Registrant
McCann-Erickson Taiwan Company                          Taiwan              100       Registrant
Harrison Communications, Ltd.                           Taiwan               60       Registrant
McCann-Erickson (Thailand) Ltd.                         Thailand            100       Registrant
Lintas (Thailand) Ltd.                                  Thailand             80       Registrant
Lintas Gulf Limited                                     Tortola              51       Lintas International Limited
McCann-Erickson (Trinidad) Limited                      Trinidad            100       Registrant
PARS McCann-Erickson Reklamcilik A.S.("PARS")           Turkey              100       Registrant
Link Ajams Limited Sirketi                              Turkey              100       PARS
Universal Media Planlama Ve Dagitim                     Turkey              100       PARS
McCann-Direct Reklam Tanitama Servisleri A.S.           Turkey              100       PARS
Grafika Lintas Reklamcilik A.S.                         Turkey               51       Registrant
McCann-Erickson Publicidad De Venezuela, S.A.           Venezuela           99.67     Registrant
McCann-Erickson Payne, Golley Ltd.                      Wales               75.9      McCann-Erickson United Kingdon
                                                                                        Limited
Lintas (Private) Limited                                Zimbabwe             85       Fieldplan Ltd.

                                                                            - 12 -
PAGE

           A number of inactive subsidiaries and other subsidiaries, all of which considered in the aggregate as a single subsidiary would not constitute a significant subsidiary, are omitted from the above list.

           These subsidiaries normally do business under their official corporate names.  International Business
           Services, Inc. does business in Michigan under the name "McCann-I.B.S., Inc." and in New York under the name "McCann International Business Services".  Lintas, Inc. conducts business through its Lintas New York
           division.   McCann-Erickson conducts some of its business in the states of Kentucky and Michigan under the name "McGraphics".  ZML Software Systems, Inc. also does business under the name "Adware".  McCann-Erickson
           USA, Inc. does business in Michigan under the name SAS and does business in Indiana, Michigan, New York,
           Pennsylvania and Wisconsin under the name of McCann-Erickson Universal Group.  Dailey & Associates Inc.
           does business in New York under the name "Dailey & Associates of California".

                                                                            - 13 -